Exhibit 17

Fund Logo Here

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 967-5051

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

PERRITT FUNDS, INC.
PERRITT MICROCAP OPPORTUNITIES FUND

300 South Wacker Drive, Ste. 600
Chicago, Illinois 60606

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, FEBRUARY 18, 2026

The undersigned hereby appoints (names of the undersigned), and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on December 1, 2025, at a Special Meeting of Shareholders to be held on February 18, 2026 at 11:00 a.m. Pacific time (special meeting date), at the offices of Perritt Capital Management, Inc., located at 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 18, 2026. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at https://vote.proxyonline.com/perritt/docs/2026special.pdf .Please see the Proxy Statement or call (800) 967-5051 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 967-5051. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PERRITT MICROCAP OPPORTUNITIES FUND

PROXY CARD

CUSIP

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PERRITT FUNDS, INC.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization (the "Plan") by and among Perritt Funds Inc., on behalf of the Perritt MicroCap Opportunities Fund, Northern Lights Fund Trust II , on behalf of North Star Micro Cap Fund, North Star Investment Management Corp., the adviser to the North Star Micro Cap Fund, and Perritt Capital Management, Inc, the adviser to the Perritt MicroCap Opportunities Fund, providing for: (i) the transfer of all of the assets of the Perritt MicroCap Opportunities Fund to the North Star Micro Cap Fund in exchange for (a) Class I shares of the North Star Micro Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Perritt MicroCap Opportunities Fund, and (b) the North Star Micro Cap Fund's assumption of all of the liabilities of the Perritt MicroCap Opportunities Fund, followed by (ii) the liquidating distribution by the Perritt MicroCap Opportunities Fund to its shareholders of the shares of the North Star Micro Cap Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the Perritt MicroCap Opportunities Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

LEGAL02/47657264v1